UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14A-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12
Deckers Outdoor Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Deckers Outdoor Corporation distributed the following communication to its employees on September 13, 2017:

Subject: Marcato Nominee Press Release

Deckers Worldwide,

As you may have seen, one of our stockholders, Marcato Capital Management, recently issued a press release regarding its investment in Deckers, including its nomination of 10 candidates for election as directors at Deckers’ 2017 Annual Meeting of Stockholders. We would like to put this development into context and emphasize that it remains business as usual for all of us.

As we have expressed to Marcato on numerous occasions, our Board regularly evaluates opportunities to enhance value, and believes that it has the appropriate mix of skills, experience and leadership to oversee our strategic plan. That being said, the Board is committed to acting in the best interests of the Company and its stakeholders, and will give full and fair consideration to the nominees proposed by Marcato.

Regardless of today’s development, we are continuing to execute on our strategy to drive improvements in the business through streamlining our cost structure, including aggressively moving forward on our $100 million operating profit improvement plan. We are confident that Deckers is on the right path to become a stronger company that is better positioned for success in the industry. Marcato’s actions should not distract any of us from that objective.

This news may generate some media attention and it is important for us to speak with one voice. I ask that you refer any calls from outside parties to Steve Fasching, who will respond on Deckers’ behalf.

To view the press release, click here.

I ask that you remain laser focused on executing our plan.  Thank you for your hard work and continued commitment to this great company!

Best,

Dave Powers
President and Chief Executive Officer

Additional Information and Where to Find It

Deckers Outdoor Corporation (“Company”), its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Company plans to file a proxy statement (the “2017 Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting.

Karyn O. Barsa, Nelson C. Chan, Michael F. Devine, III, John M. Gibbons, Angel R. Martinez, John G. Perenchio, David Powers, James Quinn, Lauri M. Shanahan and Bonita C. Stewart, all of whom are members of the Company’s Board of Directors, and Thomas A. George, Chief Financial Officer, and Steve Fasching, Vice President, Strategy & Investor Relations, are participants in Company’s solicitation. Other than Mr. Martinez, none of such participants owns in excess of 1% of the Company’s common stock. Mr. Martinez may be deemed to own approximately 1.1% of the Company’s common stock. Additional information regarding such participants, including their direct or indirect interests, by security holdings or otherwise, will be included in the 2017 Proxy Statement and other relevant documents to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), which was filed with the SEC on July 25, 2016. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Promptly after filing its definitive 2017 Proxy Statement with the SEC, Company will mail the definitive 2017 Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, Company’s preliminary proxy statement, any amendments or supplements thereto and any other relevant documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov). Copies of Company’s definitive proxy statement, any amendments or supplements thereto and any other relevant documents filed by Company with the SEC in connection with the Annual Meeting will also be available, free of charge, at Company’s website www.deckers.com or by writing to Investor Relations, 250 Coromar Drive, Goleta, CA 93117. In addition, copies of these materials may be requested, free of charge, from the Company’s proxy solicitor by writing to Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, or calling toll-free to 877-750-0625.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to considerable risks and uncertainties. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding our operating profit improvement plan. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, as well as in our other filings with the Securities and Exchange Commission.

Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.